UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  July 25, 2005


                       NOMURA ASSET ACCEPTANCE CORPORATION
                              -------------------
             (as depositor under a Pooling and Servicing Agreement,
          dated as of February 1, 2005, providing for the issuance of
  Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AR1,
                       Mortgage Pass-Through Certficates)

                      NOMURA ASSET ACCEPTANCE CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-09                13-3672336
    ------------------        -----------------------      ------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, New York                                               10281
--------------------------                                      --------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee and custodian.

     On July 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 25, 2005 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Mortgage Pass-Through Certificates, Series 2005-AR1
----------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein

                               By:   /s/  Andrew M. Cooper
                                  ---------------------------------------
                                  Andrew M. Cooper
                                  Assistant Vice President
Date: July 28, 2005

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         July 25, 2005

Exhibit 99.1

Monthly Certificateholder Statement on July 25, 2005



  Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 July 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1       69,729,000.00     66,077,001.40    1,108,675.17    284,147.84     1,392,823.01     0.00          0.00     64,968,326.23
IA2        7,748,000.00      7,342,204.92      123,191.43     32,980.60       156,172.03     0.00          0.00      7,219,013.49
IIA1     115,800,000.00    107,037,679.86    3,096,201.71    299,237.63     3,395,439.34     0.00          0.00    103,941,478.15
IIA2     113,411,000.00    104,829,450.00    3,032,325.83    291,433.56     3,323,759.39     0.00          0.00    101,797,124.17
IIA3      25,468,000.00     23,540,894.90      680,950.48     67,093.28       748,043.76     0.00          0.00     22,859,944.42
M1        21,237,000.00     21,237,000.00            0.00     64,160.89        64,160.89     0.00          0.00     21,237,000.00
M2         6,520,000.00      6,520,000.00            0.00     20,610.92        20,610.92     0.00          0.00      6,520,000.00
M3         3,726,000.00      3,726,000.00            0.00     11,923.47        11,923.47     0.00          0.00      3,726,000.00
M4         3,353,000.00      3,353,000.00            0.00     11,903.40        11,903.40     0.00          0.00      3,353,000.00
M5         3,167,787.00      3,167,787.00            0.00     12,847.37        12,847.37     0.00          0.00      3,167,787.00
P                100.00            100.00            0.00     59,652.40        59,652.40     0.00          0.00            100.00
R                  0.00              0.00            0.00          0.00             0.00     0.00          0.00              0.00
TOTALS   370,159,887.00    346,831,118.08    8,041,344.62  1,155,991.36     9,197,335.98     0.00          0.00    338,789,773.46
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         NOTIONAL                                                       REALIZED       DEFERRED      NOTIONAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
X    372,581,567.00    349,252,797.96              0.00       673,930.67       673,930.67     0.00          0.00   341,211,453.35
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                  PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL               PRINCIPAL       CLASS       RATE
--------------------------------------------------------------------------------------------------------------------------------
IA1     65535VHW1     947.62582856     15.89977154       4.07503105       19.97480259     931.72605702      IA1      5.160304 %
IA2     65535VHX9     947.62582860     15.89977155       4.25665978       20.15643134     931.72605705      IA2      5.390304 %
IIA1    65535VHY7     924.33229585     26.73749318       2.58409007       29.32158325     897.59480268      IIA1     3.594380 %
IIA2    65535VHZ4     924.33229581     26.73749310       2.56971158       29.30720468     897.59480271      IIA2     3.574380 %
IIA3    65535VJA7     924.33229543     26.73749332       2.63441495       29.37190828     897.59480210      IIA3     3.664380 %
M1      65535VJB5   1,000.00000000      0.00000000       3.02118425        3.02118425   1,000.00000000      M1       3.884380 %
M2      65535VJC3   1,000.00000000      0.00000000       3.16118405        3.16118405   1,000.00000000      M2       4.064380 %
M3      65535VJD1   1,000.00000000      0.00000000       3.20007246        3.20007246   1,000.00000000      M3       4.114380 %
M4      65535VJE9   1,000.00000000      0.00000000       3.55007456        3.55007456   1,000.00000000      M4       4.564380 %
M5      65535VJF6   1,000.00000000      0.00000000       4.05562937        4.05562937   1,000.00000000      M5       5.214380 %
P       65535VJH2   1,000.00000000      0.00000000 ################  ################   1,000.00000000      P        0.000000 %
TOTALS                936.97650734     21.72397632       3.12295146       24.84692778     915.25253102
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                             ENDING                    PASS-THRU
CLASS     CUSIP         NOTIONAL        PRINCIPAL        INTEREST        TOTAL               NOTIONAL       CLASS        RATE
--------------------------------------------------------------------------------------------------------------------------------
X     65535VJG4     937.38614278        0.00000000       1.80881377      1.80881377       915.80336649       X        2.315563 %
--------------------------------------------------------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Ariella Kaminer
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5431
                              Fax: (212) 623-5931
                          Email: ariella.x.kaminer@jpmchase.com

                Principal Funds:
                                        Scheduled Principal Payments (Total)                                             81,550.78
                                                              Group 1                                                    21,760.97
                                                              Group 2                                                    59,789.81

                                        Principal Prepayments (Total)                                                 7,959,874.01
                                                              Group 1                                                 1,210,142.91
                                                              Group 2                                                 6,749,731.10

                                        Repurchase Principal (Total)                                                          0.00
                                                              Group 1                                                         0.00
                                                              Group 2                                                         0.00

                                        Substitution Amounts (Total)                                                          0.00
                                                              Group 1                                                         0.00
                                                              Group 2                                                         0.00

                                        Net Liquidation Proceeds (Total)                                                      0.00
                                                              Group 1                                                         0.00
                                                              Group 2                                                         0.00

                                        Insurance Proceeds (Total)                                                            0.00
                                                              Group 1                                                         0.00
                                                              Group 2                                                         0.00

                                        Other Principal (Total)                                                             -80.18
                                                              Group 1                                                       -37.28
                                                              Group 2                                                       -42.90


                Interest Funds:
                                        Scheduled Gross Interest (Total)                                              1,847,396.30
                                                              Group 1                                                   411,158.81
                                                              Group 2                                                 1,436,237.49

                                        Servicing Fees (Total)                                                           72,761.01
                                                              Group 1                                                    17,260.20
                                                              Group 2                                                    55,500.81

                                        Credit Risk Management Fees (Total)                                               4,365.66
                                                              Group 1                                                     1,035.61
                                                              Group 2                                                     3,330.05

                Prepayment Penalties:
                                        Prepayment Penalties (Total)                                                     59,652.40
                                                              Group 1                                                    14,669.10
                                                              Group 2                                                    44,983.30

                                        Balance of Loans w/Prepayment Penalties (Total)                               3,069,334.59
                                                              Group 1                                                   678,020.66
                                                              Group 2                                                 2,391,313.93

                                        Count of Loans w/Prepayment Penalties (Total)                                        12.00
                                                              Group 1                                                         3.00
                                                              Group 2                                                         9.00





                Pool Detail:
                                        Beginning Number of Loans Outstanding (Total)                                      1,388
                                                              Group 1                                                        321
                                                              Group 2                                                      1,067

                                        Beginning Aggregate Loan Balances (Total)                                 349,252,798.26
                                                              Group 1                                              82,848,914.53
                                                              Group 2                                             266,403,883.73

                                        Ending Number of Loans Outstanding (Total)                                         1,358
                                                              Group 1                                                        314
                                                              Group 2                                                      1,044

                                        Ending Aggregate Loan Balances (Total)                                    341,211,453.65
                                                              Group 1                                              81,617,047.93
                                                              Group 2                                             259,594,405.72

                                        Beginning Gross Weighted Average Coupon (Deal)                                  6.3475 %
                                                              Group 1                                                   5.9553 %
                                                              Group 2                                                   6.4694 %

                                        Weighted Average Term to Maturity (Deal)                                             353
                                                              Group 1                                                        353
                                                              Group 2                                                        353

                                        Current Advances (Total)                                                             N/A
                                                              Group 1                                                        N/A
                                                              Group 2                                                        N/A

                                        Outstanding Advances (Total)                                                         N/A
                                                              Group 1                                                        N/A
                                                              Group 2                                                        N/A


                                        Delinquent Mortgage Loans
                                                  Group 1
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                   1               399,200.00                  0.49 %
                                                 2 Month                   0                     0.00                  0.00 %
                                                 3 Month                   0                     0.00                  0.00 %
                                                 Total                     1               399,200.00                  0.49 %
                                                  Group 2
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                   6             2,182,432.59                  0.84 %
                                                 2 Month                   0                     0.00                  0.00 %
                                                 3 Month                   1               325,001.77                  0.13 %
                                                  Total                    7             2,507,434.36                  0.97 %
                                                  Group Totals
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                   7             2,581,632.59                  0.76 %
                                                 2 Month                   0                     0.00                  0.00 %
                                                 3 Month                   1               325,001.77                  0.10 %
                                                  Total                    8             2,906,634.36                  0.86 %
                                        * Delinquent Bankruptcies are included in the table above.
                                                Group 1
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                   1               399,200.00                  0.49 %
                                               2 Month                   0                     0.00                  0.00 %
                                               3 Month                   0                     0.00                  0.00 %
                                               Total                     1               399,200.00                  0.49 %
                                                Group 2
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                   6             2,182,432.59                  0.84 %
                                               2 Month                   0                     0.00                  0.00 %
                                               3 Month                   1               325,001.77                  0.13 %
                                                Total                    7             2,507,434.36                  0.97 %
                                                Group 1
                                                                                          Principal
                                                Period                Number                Balance              Percentage
                                               0-30 days                  1               399,200.00                  0.49 %
                                               31-60 days                 0                     0.00                  0.00 %
                                               61-90 days                 0                     0.00                  0.00 %
                                               Total                      1               399,200.00                  0.49 %
                                                Group 2
                                                                                          Principal
                                                Period                Number                Balance              Percentage
                                               0-30 days                  6             2,182,432.59                  0.84 %
                                               31-60 days                 0                     0.00                  0.00 %
                                               61-90 days                 1               325,001.77                  0.13 %
                                                Total                     7             2,507,434.36                  0.97 %



                                        Bankruptcies
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                                                          %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                                                          %
                                                              * Only Current Bankruptcies are reflected in the table above.


                                        Foreclosures
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                                                          %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                                                          %


     Group 1 Foreclosure Reporting:
                           Number of Foreclosure Loans that are Current                                                          0
                           Principal Balance of Foreclosure Loans that are Current                                            0.00
                           Number of Foreclosure Loans that are 1 Month Delinquent                                               0
                           Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                 0.00
                           Number of Foreclosure Loans that are 2 Months Delinquent                                              0
                           Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                0.00
                           Number of Foreclosure Loans that are 3+ Months Delinquent                                             0
                           Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                               0.00
                           Total Number of Foreclosure Loans                                                                     0
                           Total Principal Balance of Foreclosure Loans                                                       0.00

                                                 Group 2 Foreclosure Reporting:
                           Number of Foreclosure Loans that are Current                                                          0
                           Principal Balance of Foreclosure Loans that are Current                                            0.00
                           Number of Foreclosure Loans that are 1 Month Delinquent                                               0
                           Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                 0.00
                           Number of Foreclosure Loans that are 2 Months Delinquent                                              4
                           Principal Balance of Foreclosure Loans that are 2 Months Delinquent                          569,464.98
                           Number of Foreclosure Loans that are 3+ Months Delinquent                                             7
                           Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                       2,708,691.63
                           Total Number of Foreclosure Loans                                                                    11
                           Total Principal Balance of Foreclosure Loans                                               3,278,156.61


                                        REO Properties
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                                                          %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                                                          %
                                                               REO PROPERTY
                                                               DATE BE-             LOAN                  PRINCIPAL
                                                              COME  REO             NUMBER                BALANCE


                Loss Detail:
                                        Current Realized Losses (Total)                                                  0.00
                                                              Group 1                                                    0.00
                                                              Group 2                                                    0.00

                                        Subsequent Losses (Total)                                                        0.00
                                                              Group 1                                                    0.00
                                                              Group 2                                                    0.00

                                        Subsequent Loss Recoveries (Total)                                               0.00
                                                              Group 1                                                    0.00
                                                              Group 2                                                    0.00

                                        Current Period Net Loss (Total)                                                  0.00
                                                              Group 1                                                    0.00
                                                              Group 2                                                    0.00

                                        Cumulative Realized Losses (Total)                                               0.00
                                                              Group 1                                                    0.00
                                                              Group 2                                                    0.00


                Trigger Event                                                                                                   NO
                              TEST I - Trigger Event Occurrence                                                                 NO
                              (Is Rolling 3 Month Delinquency Rate > 28% of of Senior Enhancement Percetage ?)
                              Rolling 3 Month Delinquency Rate                                                            0.87805 %
                              28% of of Senior Enhancement Percetage                                                      3.31734 %
                              OR
                              TEST II - Trigger Event Occurrence                                                                NO
                              (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                              Cumulative Realized Losses as % of Original Loan Bal                                       0.00000 %
                              Required Cumulative Loss %                                                                 0.00000 %

                O/C Reporting
                                        Targeted Overcollateralization Amount                                         2,421,780.19
                                        Ending Overcollateralization Amount                                           2,421,780.19
                                        Ending Overcollateralization Deficiency                                               0.00
                                        Overcollateralization Release Amount                                                  0.00
                                        Monthly Excess Interest                                                         673,930.68
                                        Payment to Class X                                                              673,930.67


                Interest Carry Forward:
                                        Interest Carryforward Balance with respect to such Distribution Date
                                                              Class I-A-1                                                    0.00
                                                              Class I-A-2                                                    0.00
                                                              Class II-A-1                                                   0.00
                                                              Class II-A-2                                                   0.00
                                                              Class II-A-3                                                   0.00
                                                              Class M-1                                                      0.00
                                                              Class M-2                                                      0.00
                                                              Class M-3                                                      0.00
                                                              Class M-4                                                      0.00
                                                              Class M-5                                                      0.00

                                        Interest Carryforward Amount Paid This Period
                                                              Class I-A-1                                                    0.00
                                                              Class I-A-2                                                    0.00
                                                              Class II-A-1                                                   0.00
                                                              Class II-A-2                                                   0.00
                                                              Class II-A-3                                                   0.00
                                                              Class M-1                                                      0.00
                                                              Class M-2                                                      0.00
                                                              Class M-3                                                      0.00
                                                              Class M-4                                                      0.00
                                                              Class M-5                                                      0.00

                                        Interest Carryforward Amount Occured This Period
                                                              Class I-A-1                                                    0.00
                                                              Class I-A-2                                                    0.00
                                                              Class II-A-1                                                   0.00
                                                              Class II-A-2                                                   0.00
                                                              Class II-A-3                                                   0.00
                                                              Class M-1                                                      0.00
                                                              Class M-2                                                      0.00
                                                              Class M-3                                                      0.00
                                                              Class M-4                                                      0.00
                                                              Class M-5                                                      0.00

                                        Remaining Interest Carryforward Amount
                                                              Class I-A-1                                                    0.00
                                                              Class I-A-2                                                    0.00
                                                              Class II-A-1                                                   0.00
                                                              Class II-A-2                                                   0.00
                                                              Class II-A-3                                                   0.00
                                                              Class M-1                                                      0.00
                                                              Class M-2                                                      0.00
                                                              Class M-3                                                      0.00
                                                              Class M-4                                                      0.00
                                                              Class M-5                                                      0.00

                Basis Risk Reserve Carryover:
                                        Interest Carryover Balance with respect to such Distribution Date
                                                              Class II-A-1                                                     0.00
                                                              Class II-A-2                                                     0.00
                                                              Class II-A-3                                                     0.00
                                                              Class M-1                                                        0.00
                                                              Class M-2                                                        0.00
                                                              Class M-3                                                        0.00
                                                              Class M-4                                                        0.00
                                                              Class M-5                                                        0.00

                                        Interest Carryover Amount Occured This Period
                                                              Class II-A-1                                                     0.00
                                                              Class II-A-2                                                     0.00
                                                              Class II-A-3                                                     0.00
                                                              Class M-1                                                        0.00
                                                              Class M-2                                                        0.00
                                                              Class M-3                                                        0.00
                                                              Class M-4                                                        0.00
                                                              Class M-5                                                        0.00

                                        Interest Carryover Amount Paid This Period
                                                              Class II-A-1                                                     0.00
                                                              Class II-A-2                                                     0.00
                                                              Class II-A-3                                                     0.00
                                                              Class M-1                                                        0.00
                                                              Class M-2                                                        0.00
                                                              Class M-3                                                        0.00
                                                              Class M-4                                                        0.00
                                                              Class M-5                                                        0.00

                                        Remaining Interest Carryover Amount
                                                              Class II-A-1                                                     0.00
                                                              Class II-A-2                                                     0.00
                                                              Class II-A-3                                                     0.00
                                                              Class M-1                                                        0.00
                                                              Class M-2                                                        0.00
                                                              Class M-3                                                        0.00
                                                              Class M-4                                                        0.00
                                                              Class M-5                                                        0.00

                Basis Risk Reserve Fund Account:
                                        Beginning Balance                                                                      0.00
                                        Additions to the Basis Risk Reserve Fund                                               0.00
                                        Withdrawals from the Basis Risk Reserve Fund                                           0.00
                                        Ending Balance                                                                         0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
